EXHIBIT 99

                            OAKWOOD HOMES CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                  FOR SUBSTITUTE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 9, 2000

       The undersigned hereby appoints WILLIAM G. EDWARDS and MYLES E. STANDISH, and each or either of them proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the $.50 par value Common Stock of the undersigned in Oakwood Homes Corporation at the Substitute Annual Meeting of Shareholders to be held February 9, 2000, and at any adjournment thereof.

       This proxy will be voted FOR the election of all nominees as directors and FOR item 2 unless otherwise specified. The Board of Directors recommends voting for on each item.

1. ELECTION OF DIRECTORS: Nominees are Kermit G. Phillips, II, H. Michael Weaver and Francis T. Vincent, Jr.

        [ ]FOR all listed nominees (except do not vote for the      [ ]WITHHOLD
           nominee(s) whose name(s) I have written below               AUTHORITY
                                                                       to vote
                                                                       for the
                                                                       listed
                                                                       nominees


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2.     RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
       PUBLIC ACCOUNTANTS

       [ ]FOR               [ ]AGAINST              [ ]ABSTAIN


                   (Continued and to be signed on the reverse)



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       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       Receipt of the Notice of Substitute Annual Meeting and accompanying Proxy Statement is hereby acknowledged. This proxy will be voted as specified herein, and, unless otherwise directed, will be voted FOR the election of all nominees and FOR item 2.

       Please date, sign exactly as printed below and return promptly in the enclosed postage-paid envelope.

                                             Dated:______________________, 2000.

                                             ___________________________________

                                             ___________________________________

                                             (When signing as attorney,
                                             executor, administrator, trustee,
                                             guardian, etc., give title as such.
                                             If a joint account, each joint
                                             owner should sign personally.)